Filed Pursuant to Rule 497(b)
File No. 333-239099

Important Information for Shareholders of

Nuveen Tennessee Municipal Bond Fund

At a special meeting of shareholders of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”), a series of Nuveen Multistate Trust III (“NMT III”), you will be asked to vote on the reorganization of the Target Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of Nuveen Municipal Trust (“NMT”) (the “Reorganization”). The Target Fund and the Acquiring Fund are together referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of NMT III (the “Board”), comprised entirely of independent board members, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus enclosed herewith, for your convenience we have provided the following brief overview of the proposal to be voted on.

Q.	Why is the Reorganization being proposed?

A.

As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization because of the complete phase-out on January 1, 2021 of certain Tennessee taxes, after which there will no longer be a state tax benefit for Tennessee investors to invest in municipal bonds of Tennessee governmental authorities. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a national municipal bond mandate, an investment objective of seeking income exempt from regular federal income tax and better long-term historical performance. In addition, as discussed in further detail below, the Reorganization is expected to result in cost savings to shareholders of the Target Fund due to the Acquiring Fund’s larger asset size and lower management fees. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Approval by the Board of Trustees” for information on the Board’s considerations.

Q.	How will the Reorganization affect my shares?

A.

If shareholders of the Target Fund approve the Reorganization, you will become a shareholder of the Acquiring Fund. Each shareholder of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares exchanged by such shareholder upon the closing of the Reorganization. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Description of Securities to Be Issued” for additional information.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.	The front-end sales load on Class A shares of the Acquiring Fund received in the Reorganization will be waived. Class A, Class C and Class C2 shares of the Acquiring Fund received in the Reorganization in exchange for Class A, Class C and Class C2 shares of the Target Fund that were subject to a contingent deferred sales charge (“CDSC”) will remain subject to that CDSC until the expiration of the 18 month (in the case of Class A shares) or 12 month (in the case of Class C and Class C2 shares) period from the date of the original purchase of the Target Fund shares.

Q.	Are the Funds managed by the same investment adviser, sub-adviser and portfolio managers?

A.

Both Funds are managed by the Adviser and sub-advised by Nuveen Asset Management, LLC, an affiliate of the Adviser. The Funds are managed by different portfolio management teams—the Target Fund is managed by Daniel J. Close, while the Acquiring Fund is managed by John V. Miller and Timothy T. Ryan. Upon completion of the Reorganization, Mr. Miller and Mr. Ryan will continue to serve as portfolio managers for the Acquiring Fund.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.

The investment objective of the Target Fund is to provide as high a level of current interest income exempt from regular federal, Tennessee state and, in some cases, Tennessee local income taxes as is consistent with preservation of capital. The investment objective of the Acquiring Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Although both Funds invest primarily in municipal bonds, the Acquiring Fund is a national municipal fund that seeks income exempt from regular federal income tax while the Target Fund is a state-specific municipal fund that seeks to produce income that is exempt from both regular federal income tax and Tennessee personal income tax. The Funds’ principal investment strategies and risks are substantially similar except for differences that relate to the Target Fund’s focus on securities of a single state and the Acquiring Fund’s national mandate. The Target Fund is subject to the risks of concentrating its investments in a single state, while the Acquiring Fund is not. Although both Funds invest primarily in municipal bonds rated investment grade, the Acquiring Fund has historically invested to a greater extent in municipal bonds rated below investment grade, commonly referred to as “high yield” or “junk” bonds and, as a result, is subject to a heightened degree of high yield securities risk relative to the Target Fund. The Acquiring Fund has also historically invested in municipal bonds with a longer average maturity than the Target Fund and, as a result, has been subject to greater interest rate risk (the risk that the value of a fund’s bonds will decline because of rising interest rates). See the sections of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Summary—Investment Objectives and Principal Investment Strategies,” “The Proposed Reorganization—Comparison of the Funds—Principal Investment Strategies,” “The Proposed Reorganization—Comparison of the Funds—Credit Quality,” “The Proposed Reorganization—Comparison of the Funds—Maturity and Duration” and “The Proposed Reorganization—Risk Factors” for additional information.

Q.	How will the Reorganization impact fees and expenses?

A.	Due to the Acquiring Fund’s larger asset size and lower management fees, if the Reorganization had taken place as of March 31, 2020, the pro forma total operating expenses of the combined fund would have been lower than the total operating expenses of the Target Fund for all share classes. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Comparison of the Funds—Fees and Expenses” for additional information.

Q.	Will the portfolio of the Target Fund be repositioned?

A.

No. Based on the Target Fund’s portfolio as of March 31, 2020, the Target Fund does not expect to reposition its portfolio before the Reorganization. The Acquiring Fund may reduce exposure to Tennessee bonds over time in accordance with its normal investment process. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” for additional information.

Q.	Will the Reorganization have any tax consequences to me?

A.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Therefore, it is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the closing of the Reorganization, the Target Fund expects to distribute all its previously undistributed net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to Target Fund shareholders. These distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive distributions in cash. The tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” for additional information on the federal income tax implications of the Reorganization.

Q.	Who will bear the costs of the Reorganization?

A.

If the Reorganization is approved and completed, the direct expenses of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization. Based on these anticipated cost savings, the Target Fund is expected to bear all direct costs of the Reorganization, which are estimated to be $240,000 (or approximately $0.01 per share as of May 31, 2020). If the Reorganization is not approved or completed, the Adviser will bear all direct costs associated with the Reorganization.

Q.	What is the timetable for the Reorganization?

A.

If approved by Target Fund shareholders at the special meeting of shareholders on September 10, 2020, the Reorganization is expected to occur as soon as practicable following January 1, 2021, which is the effective date of the change in Tennessee tax law. The closing date is scheduled for January 8, 2021 or such other date agreed to by the parties.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund,

at 866-704-4430 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the special meeting?

A.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the special meeting only if you were a shareholder of the Fund as of the close of business on July 1, 2020, or if you hold a valid proxy for the special meeting. No physical meeting will be held.

You will be able to attend the special meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/273559283. You also will be able to vote your shares online by attending the special meeting by webcast. To participate in the special meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NVTN2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time on September 10, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the special meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the special meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the special meeting virtually on the Internet.

To register to attend the special meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, 3 business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of the Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal.

Q.	What will happen if shareholders of the Target Fund do not approve the Reorganization?

A.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by voting as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the proposal, and your Fund may incur additional solicitation costs in order to obtain sufficient shareholder participation.

v

July 14, 2020

Dear Shareholders:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”), a series of Nuveen Multistate Trust III. The Special Meeting is scheduled for September 10, 2020 at 2:00 p.m. Central time.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast.

At the Special Meeting, you will be asked to consider and approve the reorganization of the Target Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”) (the “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed the Reorganization because of the complete phase-out on January 1, 2021 of certain Tennessee taxes, after which there will no longer be a state tax benefit for Tennessee investors to invest in municipal bonds of Tennessee governmental authorities. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a national municipal bond mandate, an investment objective of seeking income exempt from regular federal income tax and better long-term historical performance. In addition, as discussed in further detail below, the Reorganization is expected to result in cost savings to shareholders of the Target Fund due to the Acquiring Fund’s larger asset size and lower management fees. The Board of Trustees of the Target Fund believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The enclosed Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/273559283 at the meeting date and time described in the enclosed Proxy Statement/Prospectus. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NVTN2020. There is no physical location for the Special Meeting.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Special Meeting by following the instructions in the enclosed Proxy Statement/Prospectus.

We appreciate your attention to this matter and we urge you to vote at your earliest convenience.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

2

JULY 14, 2020

NUVEEN TENNESSEE MUNICIPAL BOND FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2020

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”), a series of Nuveen Multistate Trust III, a Massachusetts business trust, will be held on September 10, 2020, at 2:00 p.m. Central time (the “Special Meeting”), for the following purposes:

1.

To approve consolidation of the Target Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class C2 and Class I shares of beneficial interest of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

2.	To transact such other business as may properly come before the Special Meeting.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Proxy Statement/Prospectus. Only shareholders of record as of the close of business on July 1, 2020 are entitled to vote at the Special Meeting and any and all adjournments or postponements thereof.

All Target Fund shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

PROXY STATEMENT/PROSPECTUS

DATED JULY 14, 2020

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN TENNESSEE MUNICIPAL BOND FUND

by

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”), a series of Nuveen Multistate Trust III (“NMT III” or a “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held on September 10, 2020, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of NMT III (the “Target Fund Board”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of Nuveen Municipal Trust (“NMT” or a “Trust”). The Target Fund and the Acquiring Fund are together referred to herein as the “Funds” and individually as a “Fund.”

If Target Fund shareholders approve the Reorganization and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares exchanged by such shareholder. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold. The Target Fund Board has determined that the Reorganization is in the best interests of the Target Fund. The address and telephone number of the principal executive office of the Funds and each Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about July 17, 2020. Shareholders of record as of the close of business on July 1, 2020 are entitled to vote at the Special Meeting and any and all adjournments or postponements thereof.

The Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Special Meeting. If your shares are registered in your name, you will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/273559283 at the meeting date and time. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NVTN2020.

If your shares are held through an intermediary, you must register to participate in the virtual Special Meeting. To register to attend the Special Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, 3 business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C, Class C2 and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C, Class C2 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated July 14, 2020 (the “Reorganization SAI”);

(ii)

the Target Fund’s prospectus dated September  30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-16611 and 811-07943);

(iii)

the Target Fund’s statement of additional information dated September 30, 2019, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-16611 and 811-07943);

(iv)	the audited financial statements contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended May 31, 2019 (File No. 811-07943); and

(v)

the unaudited financial statements contained in the Target Fund’s semi-annual report, only insofar as they relate to the Target Fund, for the semi-annual period ended November 30, 2019 (File No. 811-07943).

Copies of the foregoing, as well as copies of the prospectus and shareholder reports of the Acquiring Fund, may be obtained without charge on the Funds’ website at https://www.nuveen.com/mutual-funds, by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request the Reorganization SAI, please ask for the “Tennessee Municipal Bond Fund Reorganization SAI.” These reports contain important information about the Funds and their investments.

ii

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by each Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s internet site at http://www.sec.gov.

iii

i

THE PROPOSED REORGANIZATION

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization attached hereto as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Target Fund Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

This Proxy Statement/Prospectus constitutes an offering of Class A, Class C, Class C2 and Class I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization because of the complete phase-out on January 1, 2021 of certain Tennessee taxes, after which there will no longer be a state tax benefit for Tennessee investors to invest in municipal bonds of Tennessee governmental authorities. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a national municipal bond mandate, an investment objective of seeking income exempt from regular federal income tax and better long-term historical performance. In addition, as discussed in further detail below, the Reorganization is expected to result in cost savings to shareholders of the Target Fund due to the Acquiring Fund’s larger asset size and lower management fee schedule.

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) NMT III, on behalf of the Target Fund, (ii) NMT, on behalf of the Acquiring Fund, and (iii) the Adviser (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class C2 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

The Target Fund Board unanimously approved the Reorganization and the Agreement at a meeting held on May 19–21, 2020. The Target Fund Board recommends a vote “FOR” the Reorganization.

The Agreement provides that the direct expenses of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization. Based on these anticipated cost savings, the Target Fund is expected to bear all direct costs of the Reorganization, which are estimated to be $240,000 (or approximately $0.01 per share as of May 31, 2020). If the Reorganization is not approved or completed, the Adviser will bear all direct costs associated with the proposal. See “The Proposed Reorganization—Reorganization Expenses” below.

If the Reorganization is approved by shareholders, the closing is expected to occur as soon as practicable following January 1, 2021, which is the effective date of the change in Tennessee tax law. The closing is scheduled for January 8, 2021 or such other date agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Target Fund Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Target Fund Board may consider.

Investment Objectives and Principal Investment Strategies

The investment objective of the Target Fund is to provide as high a level of current interest income exempt from regular federal, Tennessee state and, in some cases, Tennessee local income taxes as is consistent with preservation of capital. The investment objective of the Acquiring Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

While the Funds have similar principal investment strategies in that each Fund invests primarily in municipal bonds, they differ in certain respects. In particular, the Acquiring Fund is a national municipal fund that seeks income exempt from regular federal income tax, while the Target Fund is a state-specific municipal fund that seeks to produce income that is exempt from both regular federal income tax and Tennessee personal income tax. The Funds’ principal investment strategies and risks are substantially similar except for differences that relate to the Target Fund’s focus on securities of a single state and the Acquiring Fund’s national mandate. The Target Fund is subject to the risks of concentrating its investments in a single state, while the Acquiring Fund is not. Although both Funds invest primarily in municipal bonds rated investment grade, the Acquiring Fund has historically invested to a greater extent in municipal bonds rated below investment grade, commonly referred to as “high yield” or “junk” bonds. Furthermore, the Target Fund has historically invested to a greater extent than the Acquiring Fund in municipal bonds issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Acquiring Fund has also historically invested in municipal bonds with a longer average maturity than the Target Fund and, as a result, has been subject to greater interest rate risk (the risk that the value of a fund’s bonds will decline because of rising interest rates). In light of these and other differences described below, the Funds’ portfolio composition and holdings differ, and thus the risks associated with investing in each Fund differ as well, as described below under “The Proposed Reorganization—Risk Factors.” For a more detailed comparison of the principal investment strategies of the Funds, please see “The Proposed Reorganization—Comparison of the Funds—Principal Investment Strategies,” for a more detailed comparison of the credit quality of each Fund’s portfolio, please see “The Proposed Reorganization—Comparison of the Funds—Credit Quality” and for a more detailed comparison of the maturity and duration of each Fund’s portfolio, please see “The Proposed Reorganization—Comparison of the Funds—Maturity and Duration” below.

Purchase, Redemption and Exchange of Shares

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class, except Class R6 shares of the Acquiring Fund, which share class is not offered by the Target Fund. The Target Fund offers four classes of shares: Class A, Class C, Class C2 and Class I shares. The Acquiring Fund offers five classes of shares: Class A, Class C, Class C2, Class R6 and Class I shares. The corresponding classes of each Fund have the same investment eligibility criteria. See “The Proposed Reorganization—Comparison of the Funds—Purchase, Redemption and Exchange of Shares” below for a more detailed discussion.

Dividends and Distributions

The Funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. The Funds normally declare and pay any taxable capital gains or other taxable distributions once a year at year end. See “The Proposed Reorganization—Comparison of the Funds—Distributions and Taxes” for additional information.

Material Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund generally will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare and pay a distribution of all its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

The Funds’ principal investment risks are substantially similar except for differences that relate to the Target Fund’s state-specific mandate and the Acquiring Fund’s national mandate. With its state-specific mandate, the Target Fund is subject to state concentration risk while the Acquiring Fund is not subject to this risk. In addition, because of the Acquiring Fund’s greater exposure to securities rated below investment grade, an investment in the Acquiring Fund is subject to a heightened degree of high yield securities risk. Finally, in light of the Target Fund’s greater historical exposure to municipal bonds issued by U.S. territories, the Target Fund is subject to risks associated with such investments to a greater degree than the Acquiring Fund. The following table provides a comparison of the principal risks of the Funds as presented in their current prospectuses.

Principal Investment Risks*	Target Fund	Acquiring Fund
Active Management Risk	X	X
Alternative Minimum Tax Risk	X	X
Call Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Cybersecurity Risk	X	X
Derivatives Risk	X	X
High Yield Securities Risk	X	X
Income Risk	X	X
Interest Rate Risk	X	X
Inverse Floaters Risk	X	X
Municipal Bond Market Liquidity Risk	X	X
Municipal Lease Obligations Risk	X	X
Municipal Securities Risk	X	X
State Concentration Risk	X	—
Tax Risk	X	X
Unrated Bond Risk	X	X
U.S. Territory Risk	X	—
Valuation Risk	X	X
Zero Coupon Bonds Risk	X	X

*

Represents the principal investment risks as set forth in each Fund’s prospectus. Certain differences between the presentation of principal investment risks of the Funds are due primarily to differences in historical disclosure practices.

The following list contains descriptions of the principal investment risks for the Funds as those descriptions appear in each Fund’s summary prospectus:

Active Management Risk (Both Funds)—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk (Both Funds)—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk (Both Funds)—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Credit Risk (Both Funds)—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund’s investments in inverse floaters (as defined below) will increase the Fund’s credit risk.

Credit Spread Risk (Both Funds)—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk (Both Funds)—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk (Both Funds)—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk (Both Funds)—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk (Both Funds)—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk (Both Funds)—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk (Both Funds)—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk (Both Funds)—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk (Both Funds)—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk (Both Funds)—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk (Target Fund only)—Because the Fund primarily purchases municipal bonds of Tennessee issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk (Both Funds)—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund and certain other investment activity of the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from Tennessee personal income tax.

Unrated Bond Risk (Both Funds)—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk (Target Fund only)—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and Tennessee personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk (Both Funds)—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk (Both Funds)—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Comparison of the Funds

Investment Objectives

The investment objective of the Target Fund is to provide as high a level of current interest income exempt from regular federal, Tennessee state and, in some cases, Tennessee local income taxes as is consistent with preservation of capital. The investment objective of the Acquiring Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

The table below summarizes each Fund’s principal investment strategies:

Target Fund	Acquiring Fund

Principal Strategy:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Tennessee personal income tax. These municipal bonds include obligations issued by the State of Tennessee and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other U.S. states that pay interest that is exempt from regular federal and Tennessee personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Tennessee personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.	Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax.

Tax Policy:

The Fund may invest without limit in securities that generate income subject to the alternative minimum tax.	Same.

Credit Quality:

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.	Same.

Investments:

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.	Same.

Target Fund	Acquiring Fund

Inverse Floaters:

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.	Same.

Derivatives:

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.	Same.

Weighted Average Maturity Policy:

The Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.	Same.

For each Fund, the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In evaluating the Reorganization, Target Fund shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “The Proposed Reorganization—Risk Factors.”

Credit Quality

The Acquiring Fund has historically invested to a greater extent in municipal bonds rated below investment grade than the Target Fund and, as a result, is subject to a heightened degree of high yield securities risk relative to the Target Fund. The table below provides a comparison of the credit quality1

[1]

Ratings shown are the highest rating given by one of the following national rating agencies S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below-investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

(as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floaters) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2020:

	Target Fund	Acquiring Fund
Rating	Percent of Portfolio
U.S. Guaranteed	11.5%	4.3%
AAA	6.6%	4.5%
AA	42.1%	31.9%
A	25.3%	27.0%
BBB	7.8%	14.8%
BB or Lower	—	6.9%
N/R (not rated)	6.7%	10.1%
N/A (not applicable)	—	0.5%

State Allocation

While the Target Fund invests predominantly in municipal bonds issued by the State of Tennessee and its subdivisions, authorities, instrumentalities and corporations, the Acquiring Fund has a national mandate and thus invests in municipal bonds from numerous states. The table below details the allocation of the Acquiring Fund’s portfolio among the states (as a percentage of total investment exposure, which includes the leveraged effect of the Fund’s investments in inverse floaters) as of May 31, 2020:

Acquiring Fund
State	Percent of Portfolio
California	19.6%
New York	12.4%
Illinois	7.0%
Texas	5.9%
Florida	5.7%
Colorado	5.5%
Pennsylvania	4.0%
Indiana	2.6%
Wisconsin	2.5%
Other	34.8%

Maturity and Duration

The Acquiring Fund has historically invested in municipal bonds with a longer average maturity and, as a result, a longer average duration than the Target Fund. Duration is a measure of the expected period over which a bond’s principal and interest will be paid and, consequently, is a measure of the sensitivity of a bond’s price, or the value of a bond fund’s portfolio, to changes when market interest rates change. Generally, the longer a bond’s or a bond fund’s duration, the more the price of the bond or the value of the fund’s portfolio will change as interest rates change.

Each Fund’s duration, as of May 31, 2020, is set forth below.

Duration
Target Fund	5.78 years
Acquiring Fund	8.45 years

Fundamental Policies and Investment Restrictions

The Funds are both diversified companies under the 1940 Act and have other fundamental investment restrictions that are identical. These fundamental investment restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting shares. In addition, the investment objective of each Fund is fundamental and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities. For this purpose, a majority of a Fund’s outstanding voting shares means the vote of (1) 67% or more of the Fund’s shares, voting as a single class, present at a meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, voting as a single class, whichever is less.

For a complete description of the fundamental investment restrictions of each Fund, see the section  entitled “Investment Restrictions” in each Fund’s statement of additional information.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds being issued in the Reorganization and the pro forma fees and expenses of the Acquiring Fund following the Reorganization. Shareholder fees reflect the fees currently in effect for each Fund, which will remain unchanged following the Reorganization. Annual fund operating expenses reflect the actual expenses of the Target Fund for the six months ended November 30, 2019 (annualized) and the actual expenses of the Acquiring Fund for the fiscal year ended March 31, 2020. The Acquiring Fund’s pro forma operating expenses show the combined fund’s operating expenses assuming the Reorganization occurred as of March 31, 2020.

The following information is based on fee and expense ratios and assets as of the most recent annual or semi-annual period for each Fund. Actual fees and expenses of the Funds will be based on assets following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors and may vary significantly during volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	4.20%	4.20%	4.20%
Class C	None	None	None
Class C2	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None
Class C	1.00%	1.00%	1.00%
Class C2	1.00%	1.00%	1.00%
Class I	None	None	None

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class C2	None	None	None
Class I	None	None	None
Exchange Fee
Class A	None	None	None
Class C	None	None	None
Class C2	None	None	None
Class I	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15
Class C	$15	$15	$15
Class C2	$15	$15	$15
Class I	$15	$15	$15

(1)

No front-end sales charge will be imposed on Class A shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”

(2)

Class A share purchases of $250,000 or more that were not subject to a front-end sales load are subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class C shares and Class C2 shares are subject to a CDSC if redeemed within 12 months of purchase. Class A, Class C and Class C2 shares of the Acquiring Fund received in the Reorganization in exchange for Class A, Class C and Class C2 shares of the Target Fund that were subject to a CDSC will remain subject to that CDSC until the expiration of the 18 month (in the case of Class A shares) or 12 month (in the case of Class C shares and Class C2 shares) period from the date of the original purchase of the Target Fund shares.

(3)

Fee applies to the following types of accounts under $1,000 held directly with a Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Management Fees
Class A	0.49%	0.40%	0.40%
Class C	0.49%	0.40%	0.40%
Class C2	0.49%	0.40%	0.40%
Class I	0.49%	0.40%	0.40%
Distribution and Service (12b-1) Fees
Class A	0.20%	0.20%	0.20%
Class C	1.00%	1.00%	1.00%
Class C2	0.75%	0.75%	0.75%
Class I	0.00%	0.00%	0.00%
Interest Expense(1)
Class A	0.13%	0.03%	0.03%
Class C	0.13%	0.03%	0.03%
Class C2	0.13%	0.03%	0.03%
Class I	0.13%	0.03%	0.03%
Other Expenses
Class A	0.09%	0.07%	0.07%
Class C	0.09%	0.07%	0.07%
Class C2	0.09%	0.07%	0.07%
Class I	0.09%	0.07%	0.07%

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Total Annual Fund Operating Expenses
Class A	0.91%	0.70%	0.70%
Class C	1.71%	1.50%	1.50%
Class C2	1.46%	1.25%	1.25%
Class I	0.71%	0.50%	0.50%

(1)	Includes interest expense and fees paid on fund borrowing and/or interest and related expenses from inverse floaters.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the Reorganization. The examples assume you invest $10,000 in a Fund and you remain invested for the time periods indicated. Note that whether shares are redeemed or not at the end of any of the indicated periods does not impact the costs of investing in either Fund over such time period. The examples also assume that your investment has a 5% return each year and that expenses remain at the levels shown in the table above. These amounts are estimated; actual operating expenses will vary based on asset size and other factors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$509	$489	$489
Class C	$174	$153	$153
Class C2	$149	$127	$127
Class I	$73	$51	$51
3 Years
Class A	$698	$634	$634
Class C	$539	$474	$474
Class C2	$462	$397	$397
Class I	$227	$160	$160
5 Years
Class A	$903	$793	$793
Class C	$928	$818	$818
Class C2	$797	$686	$686
Class I	$395	$280	$280
10 Years
Class A	$1,493	$1,254	$1,254
Class C	$2,019	$1,791	$1,791
Class C2	$1,746	$1,511	$1,511
Class I	$883	$628	$628

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, which would be applicable to purchases of Class A shares of the Acquiring Fund made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the

Reorganization. Therefore, based on the assumptions described above, and removing the effect of the sales charge, your costs of remaining invested in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$72
3 Years	$224
5 Years	$390
10 Years	$871

Performance Information

The total returns of each Fund for the periods ended December 31, 2019, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar chart below illustrates calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for 1-year, 5-year and 10-year periods (or with respect only to Class C shares, the 1-year, 5-year and since inception periods) ended December 31, 2019 for the Target Fund and for the 1-year, 5-year, and 10-year periods (or with respect only to Class C shares, the 1-year, 5-year and since inception periods) ended December 31, 2019 for the Acquiring Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other shares classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar chart and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Funds is available at www.nuveen.com/performance or by calling (800) 257-8787.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

Target Fund and Acquiring Fund—Class A Annual Total Return*

*

Class A year-to-date total return as of June 30, 2020 was 1.17% and 0.59%, respectively, for the Target Fund and the Acquiring Fund. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2019, the Target Fund’s Class A highest and lowest calendar quarter returns were 3.96% and -4.27%, respectively, for the quarters ended June 30, 2011 and June 30, 2013. During the ten-year period ended December 31, 2019, the Acquiring Fund’s Class A highest and lowest quarterly returns were 5.25% and -5.32%, respectively, for the quarters ended June 30, 2011 and December 31, 2010.

	Average Annual Total Returns for the Periods Ended December 31, 2019
Target Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	11/2/87	1.54%	2.00%	3.65%	N/A
Class A (return after taxes on distributions)		1.54%	1.99%	3.61%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		2.11%	2.23%	3.59%	N/A
Class C (return before taxes)	2/10/14	5.21%	2.06%	N/A	2.81%
Class C2 (return before taxes)	10/4/93	5.47%	2.32%	3.53%	N/A
Class I (return before taxes)	2/6/97	6.19%	3.09%	4.30%	N/A
S&P Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)		7.26%	3.50%	4.41%	4.12%
Lipper Other States Municipal Debt Funds Category Average(2) (reflects no deduction for taxes or sales loads)		6.21%	2.68%	3.55%	3.47%

(1)	An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Other States Municipal Debt Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2019
Acquiring Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	10/3/88	4.08%	3.28%	5.11%	N/A
Class A (return after taxes on distributions)		4.08%	3.27%	5.10%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		3.82%	3.34%	4.92%	N/A
Class C (return before taxes)	2/10/14	7.83%	3.34%	N/A	4.37%
Class C2 (return before taxes)	6/2/93	8.07%	3.61%	4.99%	N/A
Class I (return before taxes)	2/6/97	8.96%	4.40%	5.76%	N/A
S&P Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)		7.26%	3.50%	4.41%	4.12%
Lipper General & Insured Municipal Debt Funds Category Average(2) (reflects no deduction for taxes or sales loads)		7.60%	3.51%	4.27%	4.06%

(1)	An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.
(2)	Represents the average annualized returns for all reporting funds in the Lipper General & Insured Municipal Debt Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Target Fund	5/31/19	7%
Acquiring Fund	3/31/20	14%

Investment Adviser and Sub-Adviser

Each Fund is managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2020, Nuveen, LLC managed approximately $957.3 billion in assets, of which approximately $138.1 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each Fund. Nuveen Asset Management manages the investment of each Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization.

Portfolio Managers

Target Fund. Daniel J. Close has served as the portfolio manager of the Target Fund since March 2007.

Daniel J. Close, CFA, Managing Director and Portfolio Manager, entered the financial services industry in 1998 and became a portfolio manager in 2007. He manages 13 Nuveen-sponsored investment companies, with a total of approximately $7.1 billion under management as of May 31, 2020.

Acquiring Fund. John V. Miller has served as a portfolio manager of the Acquiring Fund since December 2010. Timothy T. Ryan has served as a portfolio manager of the Acquiring Fund since November 2016. Mr. Miller and Mr. Ryan are primarily responsible for the management of the Acquiring Fund on a day-to-day basis and will continue to manage the Acquiring Fund following the Reorganization.

John V. Miller, CFA, Senior Managing Director and Head of Municipals, entered the financial services industry in 1993 and became a portfolio manager in 2000. Before being named Head of Municipals in December 2017, he was Co-Head of Fixed Income starting in 2011, and Chief Investment Officer for the firm’s municipal bond team starting in 2007. He manages ten Nuveen-sponsored investment companies, with a total of approximately $34.0 billion under management as of May 31, 2020.

Timothy T. Ryan, CFA, Managing Director and Portfolio Manager, began his municipal career in 1983 in public finance, later switching to asset management in 1991. From 2003 until he joined Nuveen Asset Management in 2010, he was a vice-president and head of the municipal unit at State Street Global Advisors. He manages four Nuveen-sponsored municipal bond funds with a total of approximately $12.2 billion under management as of May 31, 2020.

For a complete description of the advisory services provided to the Target Fund and the Acquiring Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of each Fund’s statement of additional information entitled “Service Providers—Investment Adviser” and “Service Providers—Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund or the Acquiring Fund, as applicable, is provided in each Fund’s statement of additional information.

Management Fees

Pursuant to an investment management agreement between Nuveen Fund Advisors and NMT III, on behalf of the Target Fund, and a separate investment management agreement between Nuveen Fund Advisors and NMT, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rate set forth below:

Current Fund-Level Management Fee Schedule—Target Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375%
For the next $250 million	0.3250%
For the next $500 million	0.3125%
For the next $1 billion	0.3000%
For the next $3 billion	0.2750%
For the next $5 billion	0.2500%
For net assets over $10 billion	0.2375%

Current Fund-Level Management Fee Schedule—Acquiring Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875%
For the next $250 million	0.2750%
For the next $500 million	0.2625%
For the next $1 billion	0.2500%
For the next $3 billion	0.2250%
For the next $5 billion	0.2000%
For net assets over $10 billion	0.1875%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee based on the aggregate amount of all eligible assets in the Nuveen Fund complex managed by Nuveen Fund Advisors. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end funds and Nuveen mutual funds organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen mutual funds that were reorganized into funds advised by an affiliate of Nuveen Fund Advisors during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-level fee for each Fund is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the eligible assets as set forth above, and making, as appropriate, upward adjustments to that rate based upon the percentage of the Fund’s assets that are not eligible assets. As of May 31, 2020, the effective complex-level fee rate was 0.1587% for the Target Fund and 0.1616% for the Acquiring Fund.

The Target Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Target Fund Board, and the Acquiring Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NMT (the “Acquiring Fund Board,” and together with the Target Fund Board, the “Board”), at a meeting held on May 19–21, 2020. Information regarding the Board’s considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement (i) for the Target Fund will be available in the Fund’s Annual Report for the fiscal year ended May 31, 2020, and (ii) for the Acquiring Fund will be available in the Fund’s Semi-Annual Report for the semi-annual period ended September 30, 2020.

For the Target Fund’s fiscal year ended May 31, 2019 and for the Acquiring Fund’s fiscal year ended March 31, 2020, each Fund paid Nuveen Fund Advisors the following management fees (inclusive of the complex-level fee, but net of fee waivers and expense reimbursements, where applicable), as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	0.50%
Acquiring Fund	0.40%

Distributor; Distribution and Service Fees

Nuveen Securities, LLC (the “Distributor”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.20% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares and (c) Class C2 shares are subject to (i) an annual distribution fee of 0.55% and (ii) an annual service fee of 0.20%, of the average daily net assets of its Class C2 shares. Class I shares of each Fund and Class R6 shares of the Acquiring Fund are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares—Distribution and Service Plan.”

Purchase, Redemption and Exchange of Shares

The Target Fund offers four classes of shares: Class A, Class C, Class C2 and Class I. The Acquiring Fund offers five classes of shares: Class A, Class C, Class C2, Class R6 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or, with respect to Class I and Class R6 shares only, directly from the respective Fund. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any Acquiring Fund shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load that will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C and Class C2 shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $250,000 or more that are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class A, Class C and Class C2 shares of the Target Fund that are subject to a contingent deferred sales charge, shares of the corresponding class of the Acquiring Fund received in the Reorganization will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you initially purchased your Target Fund Class C or Class C2 shares and within 18 months of the date you initially purchased your Target Fund Class A shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Class A and Class C	Class R6 (Acquiring Fund Only)	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only to certain investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. With respect to Class C2 shares, shareholders are eligible to exchange shares into (i) Class C2 shares of other Nuveen municipal bond funds, or (ii) Class C shares of any other Nuveen mutual fund, but shareholders exchanging back into a Nuveen municipal bond fund will receive Class C shares instead of Class C2 shares. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen fund under an inter-fund lending program maintained by the Nuveen funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from the redemption and from the sale of the in-kind securities or other assets received. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

You may sell (redeem) your shares on any business day, which is any day the New York Stock Exchange is open for business. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price.

The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the sections of each Fund’s prospectus entitled “How to Buy Shares,” “How to Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Distributor or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in each Fund’s prospectus for additional information.

Distributions and Taxes

The Funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Each Fund seeks to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the Fund. To help maintain more stable monthly distributions, the distribution paid by a Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and any such under- (or over-) distribution of income is reflected in the Fund’s net asset value. This policy is designed to result in the distribution of substantially all of a Fund’s net income over time. The Funds normally declare and pay any taxable capital gains or other taxable distributions once a year at year end. The Funds may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board’s discretion.

If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of this Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Because the Funds invest primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax, and because the Target Fund invests primarily in municipal bonds from the State of Tennessee, the regular monthly dividends you, if you are a taxpayer in the State of Tennessee, receive will generally be exempt from Tennessee personal income tax. All or a portion of these dividends, however, may be subject to the federal, state and local alternative minimum tax.

Generally the Funds do not seek to realize taxable income or capital gains. However, the Funds may realize and distribute taxable income or capital gains from time to time as a result of each Fund’s normal investment activities. The Funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Distributions from the Funds’ long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net taxable investment income are generally taxable as ordinary income. The Funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Board Members and Officers

The governance of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of the applicable Board. The same individuals constitute the Target Fund Board and the Acquiring Fund Board, and each Fund also has the same individuals serving as officers. As of the date of this Proxy Statement/Prospectus, there are nine members of the Board, all of whom are not “interested persons” as defined in the 1940 Act. The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Acquiring Fund.

Further Information

Additional information concerning the Target Fund and the Acquiring Fund is contained in the Reorganization SAI. A discussion of the Funds’ policies and procedures regarding the pricing and frequent trading of Fund shares, which are identical, is contained in each Fund’s prospectus under the headings “Net Asset Value” and “Frequent Trading,” respectively. The cover page  of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval by the Board of Trustees

Based on the considerations described below, the Board of Trustees of NMT III (the “Target Board”), all of whom are not “interested persons,” as defined in the 1940 Act, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees of NMT (the “Acquiring Board”; the Target Board and the Acquiring Board are each a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on May 19–21, 2020 (the “Meeting”), the Boards approved the Reorganization, and the Target Board recommended that the shareholders of the Target Fund vote in favor of the Reorganization.

At the Meeting, the Adviser provided the Boards with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, each Board reviewed and discussed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Reorganization and, with respect to the Target Board, recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which a Fund would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Boards noted that the Acquiring Fund seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital, while the Target Fund seeks to provide as high a level of current interest income exempt from regular federal, Tennessee state and, in some cases, Tennessee local income taxes as is consistent with preservation of capital. The Boards recognized that under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and generally maintains an investment portfolio with an overall weighted average maturity in excess of ten years. The Boards also noted that the differences in the investment objectives and investment strategies between the Funds relate to the Target Fund’s state-specific mandate. In addition, with respect to the portfolio of each Fund and the anticipated portfolio of the combined fund, the Boards reviewed information pertaining to, as applicable, certain portfolio characteristics (including, among other things, average maturity and average duration), credit quality, and significant investments in various sectors and states. Further, the Boards noted that each Fund may use derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the respective Fund’s portfolio.

With respect to compatibility of risks, the Boards, among other things, considered the principal risks applicable to each Fund. The Boards recognized that because the Funds’ principal investment strategies were substantially similar, there were also similarities in the principal risks of investing in the Funds, which included, among other things, risks attributable to investing in municipal securities (including below investment grade municipal bonds and inverse floaters) and derivatives use. Further, the Boards recognized that because the Target Fund seeks to provide interest income that is exempt from Tennessee personal income tax (as well as regular federal personal income tax), it is subject to state concentration risk as a principal risk and, in addition, that the Target Fund is subject to U.S. territory risk as a principal risk.

Consistency of Portfolio Management

The Boards noted that the Funds have the same investment adviser and sub-adviser, but different portfolio managers. The Boards further noted that the portfolio managers of the Acquiring Fund would continue to serve as portfolio managers of the combined fund upon completion of the Reorganization.

Relative Sizes

The Boards noted that the Acquiring Fund had significantly greater net assets than the Target Fund as of March 31, 2020. Further, the Target Board noted that combining the Funds should provide additional benefits to Target Fund shareholders as fixed operating expenses of the combined fund following the Reorganization will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Boards considered the relative investment performance of the Funds over various periods. The Boards observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the three-, five- and ten-year periods ended March 31, 2020 and for the 2015 through 2019 calendar years. The Boards further considered, with respect to Class A shares, the performance history of the Acquiring Fund compared to the Morningstar Municipal National category, the Lipper General & Insured Municipal Debt category and the S&P Municipal Bond Index over the quarter, one-, three-, five- and ten-year periods ended March 31, 2020 and the performance history of the Target Fund compared to the Morningstar Municipal Single State category, the Lipper Other States Municipal Debt category and the S&P Municipal Bond Index over such periods.

Fees and Expense Ratios

The Boards considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization). In this regard, for the Target Fund, the Target Board noted that after closing the Reorganization, the expense ratio of the combined fund was expected to be lower than the expense ratio of the Target Fund for all share classes. The Target Board also noted that the estimated management fee of the combined fund was lower than the management fee of the Target Fund. For the Acquiring Fund, the Acquiring Board noted that if the Reorganization is approved and completed, the expense ratio was expected to remain the same for all share classes.

Tax Consequences of the Reorganization

The Boards considered the tax implications of the Reorganization. The Boards noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Boards recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Target Board noted that prior to the Reorganization, the Target Fund expected to distribute all of its previously undistributed net investment income and net capital gains, if any, and that all or a portion of such distribution may be taxable to Target Fund shareholders.

Costs of the Reorganization

The Boards considered the costs of the Reorganization. In this regard, the Boards noted that if the Reorganization is approved and completed, each Fund would be allocated the direct costs of the Reorganization ratably in an amount up to its projected cost savings during the first year following the Reorganization. As a result of this allocation, it was expected that the Target Fund would bear all of the direct costs of the Reorganization. If the Reorganization is not approved or completed, however, Nuveen will absorb all of the direct costs associated with the proposal.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of each class of shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Target Board noted that holders of Class A, Class C, Class C2 and Class I shares of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees (if any). The Target Board also considered that the Target Fund is a series of NMT III (a Massachusetts business trust) and the Acquiring Fund is a series of NMT (also a Massachusetts business trust). In this regard, the rights of Target Fund shareholders and Acquiring Fund shareholders are identical under the respective declarations of trust.

Alternatives to the Reorganization

The Target Board considered that the state tax benefit enjoyed by shareholders of the Target Fund had been adversely impacted by the gradual phase-out of the tax imposed by Tennessee on investment income, which will be fully repealed as of January 1, 2021. Accordingly, Tennessee residents will no longer enjoy a state tax benefit associated with investment in Tennessee municipal bonds. The Target Board noted that the Target Fund had experienced net outflows for the year-to-date, one-year and three-year time periods and that, therefore, there did not appear to be any realistic expectation of material growth for the Target Fund in the foreseeable future. Through the Reorganization, however, Target Fund shareholders were expected to benefit from a broadly diversified (and larger) portfolio. As an alternative to the Reorganization, the Target Board noted that it could have decided to liquidate the Target Fund; however, the Target Board did not believe this alternative was in the best interests of shareholders of the Target Fund as liquidation would result in a taxable event for such shareholders.

Potential Benefits to the Adviser and Its Affiliates

The Boards recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Target Board approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Acquiring Board also approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Agreement

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A hereto. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of newly issued full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The closing of the Reorganization will take place after the close of regular trading on the New York Stock Exchange on the Closing Date.

In the Reorganization, the Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and issue and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”). As of the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Class A, Class C, Class C2 and Class I shareholder will receive a number of Acquiring Fund Class A, Class C, Class C2 and Class I shares, respectively, equal in value, as of the Valuation Time, to the value of the Target Fund Class A, Class C, Class C2 and Class I shares owned by such shareholder as of the Valuation Time.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Target Fund Board or the Acquiring Fund Board, as applicable, that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s prospectus and statement of additional information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a

“reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund. See the section captioned “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated five classes of shares, par value $0.01 per share, consisting of Class A, Class C, Class C2, Class I and Class R6. Only Class A, Class C, Class C2 and Class I shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. NMT’s declaration of trust permits the Board, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of NMT, an open-end management investment company registered with the SEC under the 1940 Act. NMT currently has six series, including the Acquiring Fund, and the Board may, in its sole discretion, create additional series from time to time. Each class of shares of the Acquiring Fund represents an interest in the same portfolio of investments. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Acquiring Fund Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Acquiring Fund Board has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of NMT contains an express disclaimer of shareholder liability for acts or obligations of NMT and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by NMT or the trustees. NMT’s declaration of trust further provides for indemnification out of the assets and property of NMT for all losses and expenses of any shareholder held personally liable for the obligations of NMT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and NMT or the Acquiring Fund itself was unable to meet its obligations. NMT believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Target Fund shareholders who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Other Service Providers to the Funds

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP (“PwC”) serves as the independent auditors for each Fund. PwC will continue to serve as the independent auditors for the Acquiring Fund following the Reorganization.

Material Federal Income Tax Consequences

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below and ordinary income from such sales. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of May 31, 2020, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund(1)	Acquiring Fund
Not subject to expiration
Short-Term	$852,970	$101,025,722
Long-Term	$552,634	$19,889,226

	$1,405,604	$120,914,948

(1)	A portion of the Target Fund’s capital loss carryforwards may be subject to limitations under the Code and related regulations upon the closing of the Reorganization.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. This may include any gain realized by the Acquiring Fund as a result of the sale of the Acquiring Fund’s portfolio investments to meet redemption requests following the closing of the Reorganization. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.

Reorganization Expenses

If the Reorganization is approved and completed, the direct costs of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization as opposed to continuing to operate separately. Based on projected cost savings to each Fund, the Target Fund is expected to bear all direct costs of the Reorganization, which are estimated to be $240,000 (or approximately $0.01 per share as of May 31, 2020). If the Reorganization is not approved or completed, Nuveen Fund Advisors will bear all direct costs of the Reorganization.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $17,500, plus reasonable expenses, which is included in the expense estimate above.

Description of Massachusetts Business Trusts

The Target Fund is a series of NMT III, a Massachusetts business trust organized on July 1, 1996. The Acquiring Fund is a series of NMT, a Massachusetts business trust organized on July 1, 1996. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Delaware or Maryland, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each Trust’s Declaration of Trust contains such provisions.

Each of NMT III, of which the Target Fund is a series, and NMT, of which the Acquiring Fund is a series, is governed by its Declaration of Trust and by-laws. Under each Trust’s Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, each Trust’s Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of each Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Trust’s Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Chair of the Board, the Chief Administrative Officer or two or more Trustees and must be called at the written request of shareholders owning at least 10% of the outstanding shares entitled to vote be cast at the meeting. The by-laws of each Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, each Trust’s Declaration of Trust and by-laws provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person (including participation by means of remote or “virtual” communication) or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of Trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the Trustees.

Election and Removal of Trustees. Each Trust’s Declaration of Trust provides that the Trustees determine the size of the Board, subject to a minimum of two and a maximum of 12. Under each Trust’s Declaration of Trust, each Trustee holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the Trustee’s successor is elected and qualified, and Trustees may serve terms of unlimited duration. It also provides that vacancies on the Board may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining Trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under each Trust’s Declaration of Trust, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. Each Trust’s Declaration of Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to each Trust’s Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the Trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in the applicable Trust’s Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. Each Trust’s Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, each Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, each Trust’s Declaration of Trust provides that any person who is a Trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each Trust’s Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each Trust’s Declaration of Trust also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to each Trust’s Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trusts and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of March 31, 2020, and the pro forma capitalization of the Acquiring Fund following the Reorganization assuming that the Reorganization took place as of such date. There is no assurance that the Reorganization will occur. These numbers may differ as of the Closing Date of the Reorganization.

Capitalization Table

as of March 31, 2020

(Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)		Acquiring Fund Pro Forma
Net Assets
Class A	$228,774,529	$2,255,357,530	$(214,172	)(2)	$2,483,917,887
Class C	16,174,861	244,369,195	(13,288	)(2)	260,530,768
Class C2	22,567,798	94,704,727	(21,128	)(2)	117,251,397
Class R6	N/A	41,526,431	—		41,526,431
Class I	108,569,806	2,964,458,267	(91,684	)(2)	3,072,936,389

Total	$376,086,994	$5,600,416,150	$(340,272)		$5,976,162,872

Shares Outstanding
Class A	19,680,532	196,344,496	217,294	(3)	216,242,322
Class C	1,395,124	21,278,673	12,164	(3)	22,685,961
Class C2	1,943,216	8,240,382	18,592	(3)	10,202,190
Class R6	N/A	3,596,760	—		3,596,760
Class I	9,356,508	256,963,669	46,528	(3)	266,366,705

Total	32,375,380	486,423,980	294,578		519,093,938

Net Asset Value Per Share
Class A	$11.62	$11.49	—		$11.49
Class C	$11.59	$11.48	—		$11.48
Class C2	$11.61	$11.49	—		$11.49
Class R6	N/A	$11.55	—		$11.55
Class I	$11.60	$11.54	—		$11.54
Shares Authorized
Class A	Unlimited	Unlimited	—		Unlimited
Class C	Unlimited	Unlimited	—		Unlimited
Class C2	Unlimited	Unlimited	—		Unlimited
Class R6	N/A	Unlimited	—		Unlimited
Class I	Unlimited	Unlimited	—		Unlimited

(1)

The pro forma balances are presented as if the Reorganization was effective as of March 31, 2020, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on January 8, 2021 or such other time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)

The expenses associated with the proposed Reorganization are estimated to be approximately $240,000, which are currently expected to be allocated to the Target Fund. The figures assume the Target Fund will be required to distribute its tax basis undistributed net investment income of $862,170 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 87%, 92%, 87% and 91% for Class A, Class C, Class C2 and Class I, respectively, resulting in a total cash distribution for the Target Fund of $100,272.
(3)

Reflects the issuance by the Acquiring Fund of approximately 19,897,826 Class A shares, 1,407,288 Class C shares, 1,961,808 Class C2 shares and 9,403,036 Class I shares to Class A, Class C, Class C2 and Class I shareholders, respectively, of the Target Fund.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C, Class C2 and Class I shares of the Acquiring Fund pursuant to the Agreement will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of July 1, 2020, the record date (the “Record Date”) with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming the Reorganization occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	20.20%	14.67%

A	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	10.46%	6.16%

A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	10.39%	6.70%

A	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 3716-1102	10.28%	0.91%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

A	MLPF&S for the Sole Benefit Of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.85%	10.83%

A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.40%	13.81%

A	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.18%	0.46%

C	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	26.38%	10.94%

C	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	11.22%	5.75%

C	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	9.61%	6.60%

C	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	8.49%	0.50%

C	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.10%	0.48%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

C	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.64%	15.26%

C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	5.63%	15.38%

C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.58%	5.29%

C	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	5.19%	0.31%

C2	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	15.52%	2.57%

C2	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	14.35%	2.37%

C2	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13.57%	21.03%

C2	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	11.45%	1.89%

C2	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086	6.48%	9.82%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

C2	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6.28%	5.24%

I	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	22.65%	0.72%

I	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	17.82%	0.57%

I	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	11.10%	7.51%

I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	9.79%	6.90%

I	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	8.87%	0.28%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.43%	13.81%

A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	14.13%	14.67%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

A	MLPF&S for the Sole Benefit Of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.93%	10.83%

A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.15%	7.43%

A	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	7.98%	7.28%

A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	6.34%	6.70%

A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.76%	5.25%

A	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	5.75%	6.16%

A	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.50%	5.02%

A	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	5.37%	4.89%

C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	15.99%	15.38%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

C	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.73%	15.26%

C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	13.42%	12.63%

C	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	9.97%	10.94%

C	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	8.32%	7.83%

C	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	6.41%	6.60%

C	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	5.40%	5.75%

C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.28%	5.29%

C2	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	25.66%	21.41%

C2	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	22.51%	21.03%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

C2	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	10.49%	9.82%

C2	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	7.59%	6.33%

C2	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	5.43%	4.53%

C2	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.03%	5.24%

R6	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	88.54%	88.54%

R6	Fifth Third Bank FBO FFB & Co 38 Fountain Square Plz Cincinnati OH 45202-3191	6.53%	6.53%

I	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	18.89%	18.29%

I	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12.42%	12.02%

I	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.43%	10.10%

I	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	8.22%	7.96%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization

I	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.40%	7.51%

I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.81%	6.90%

As of the close of business on July 1, 2020, there were 19,798,223.0330 Class A shares, 1,379,933.2460 Class C shares, 1,492,846.1490 Class C2 shares and 9,338,913.7870 Class I shares of the Target Fund outstanding. As of the Record Date, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

As of close of business on July 1, 2020, there were 204,530,251.4250 Class A shares, 21,958,315.1260 Class C shares, 7,513,018.2200 Class C2, 4,944,633.6330 Class R6 shares and 282,775,101.9230 Class I shares of the Acquiring Fund outstanding. As of the Record Date, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Target Fund Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and thus have the same effect as a vote “AGAINST” the Reorganization. Because the single matter presented at the Special Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, there are unlikely to be any broker non-votes at the Special Meeting.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting. The submission of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so. If you intend to attend and vote your shares at the Special Meeting, you must comply with the procedural requirements set forth in the accompanying Notice of Special Meeting of Shareholders.

Quorum and Other Voting Requirements

The presence in person (virtually) or by proxy of the holders of a majority of the voting power of the shares of beneficial interest of the Target Fund entitled to vote at the Special Meeting will constitute a quorum for the transaction of any business.

With respect to the Target Fund, if a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person (virtually) or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of the Target Fund are solicited by the Target Fund Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

July 14, 2020

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of July, 2020 by Nuveen Municipal Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Nuveen All-American Municipal Bond Fund, a series of the Acquiring Trust (the “Acquiring Fund”), Nuveen Multistate Trust III, a Massachusetts business trust (the “Target Trust”), on behalf of Nuveen Tennessee Municipal Bond Fund, a series of the Target Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Trust and Target Trust may be referred to herein each as a “Trust” and, collectively, as the “Trusts.” The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, par value $0.01 per share, of the corresponding classes of shares of the Acquiring Fund as set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all of the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, and each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Trust (the “Target Trust Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C and Class C2 shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C or Class C2 shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C and Class C2 shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Trust Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 to its shareholders of record of the corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Trust’s governing documents and the laws of the Commonwealth of Massachusetts promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF TARGET FUND ASSETS.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF ACQUIRING FUND SHARES.    The net asset value per share for each class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares (including fractional shares, if any) to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined with respect to each class by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ custodian in accordance with its regular practice in such capacity.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Reorganization to take place. The Closing shall occur on January 8, 2021 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Trust, on behalf of itself and the Target Fund, represents and warrants as follows:

(a)        The Target Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)        The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        The unaudited semi-annual financial statements of the Target Fund as of November 30, 2019, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of November 30, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)        All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Trust Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)        For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under

Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)        The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Acquiring Fund as of March 31, 2020 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of March 31, 2020, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local, and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All of the issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act.    This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date), and intends to continue to qualify as a RIC under Subchapter M of the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Target Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement and the transactions contemplated thereby and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trusts shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trusts will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Trust’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Target Trust’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.4        Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2        As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6        The Target Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.7        The Acquiring Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.8        The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Trusts and the Funds, and each Trust and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Funds ratably up to each Fund’s anticipated cost savings in the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that a Fund’s expenses, including Reorganization Expenses, exceed a Fund’s expense limitation, the Adviser will bear the Reorganization Expenses. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Trust without further action by the Target Trust Board or the Acquiring Trust Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Trust Board or the Acquiring Trust Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trusts or the Funds.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Trust subject to the prior review of each Fund’s counsel and the authorization of each Trust’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust of which the Fund is a series personally, but shall bind only the property of the Fund, as provided in the applicable Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Trust’s Board of Trustees, on behalf of its respective Fund, and this Agreement has been signed by authorized officers of each Trust acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the applicable Trust’s Declaration of Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MUNICIPAL TRUST, on behalf of Nuveen All-American Municipal Bond Fund

By:
Name:
Title:

NUVEEN MULTISTATE TRUST III, on behalf of Nuveen Tennessee Municipal Bond Fund

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

[Signature Page to Agreement and Plan of Reorganization—

Reorganization of Nuveen Multistate Trust III/Nuveen Tennessee Municipal Bond Fund

into Nuveen Municipal Trust/Nuveen All-American Municipal Bond Fund]

EXHIBIT A

SHARE CLASSES

Nuveen Tennessee Municipal Bond Fund (Target Fund) Share Classes	Nuveen All-American Municipal Bond Fund (Acquiring Fund) Corresponding Share Classes
A	A
C	C
C2	C2
I	I

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or, if shorter, the period of operations for the class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen All-American Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)
Class A (10/88)
Year Ended March 31:
2020	$11.60	$0.36	$(0.07)	$0.29	$(0.40)	$—	$(0.40)	$11.49	2.41%	$2,255,358	0.70%		3.10%		14%
2019	11.44	0.42	0.15	0.57	(0.41)	—	(0.41)	11.60	5.11	1,554,833	0.73		3.68		29
2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44	4.66	1,325,011	0.72		3.69		14
2017(g)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34	(0.66)	1,136,311	0.73	*	3.66	*	24
Year Ended April 30:
2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80	5.85	1,170,705	0.70		3.68		13
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57	7.38	989,477	0.71		4.01		18
Class C (2/14)
Year Ended March 31:
2020	11.60	0.27	(0.09)	0.18	(0.30)	—	(0.30)	11.48	1.52	244,369	1.50		2.31		14
2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60	4.29	195,053	1.53		2.88		29
2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44	3.76	186,999	1.52		2.89		14
2017(g)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35	(1.38)	163,496	1.52	*	2.87	*	24
Year Ended April 30:
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80	5.04	116,024	1.50		2.86		13
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58	6.54	48,472	1.51		3.09		18
Class C2 (6/93)(e)
Year Ended March 31:
2020	11.61	0.30	(0.09)	0.21	(0.33)	—	(0.33)	11.49	1.76	94,705	1.25		2.60		14
2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61	4.60	142,450	1.28		3.12		29
2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44	3.98	217,048	1.27		3.15		14
2017(g)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35	(1.07)	264,617	1.28	*	3.11	*	24
Year Ended April 30:
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80	5.22	308,100	1.25		3.13		13
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58	6.82	328,649	1.26		3.47		18
Class R6 (6/16)
Year Ended March 31:
2020	11.66	0.38	(0.06)	0.32	(0.43)	—	(0.43)	11.55	2.65	41,526	0.47		3.29		14
2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66	5.40	12,469	0.49		3.90		29
2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49	4.86	6,725	0.48		3.94		14
2017(f)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39	(3.04)	6,674	0.49	*	3.95	*	24

B-1

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)
Class I (2/97)
Year Ended March 31:
2020	$11.65	$0.38	$(0.07)	$0.31	$(0.42)	$—	$(0.42)	$11.54	2.60%	$2,964,458	0.50%		3.31%		14%
2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65	5.31	2,168,129	0.53		3.88		29
2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49	4.86	1,979,364	0.52		3.89		14
2017(g)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39	(0.47)	1,654,217	0.53	*	3.86	*	24
Year Ended April 30:
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85	6.05	1,417,738	0.50		3.88		13
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62	7.57	1,134,001	0.51		4.21		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

Interest and Related Expenses
Year Ended March 31:
2020	0.03%
2019	0.04
2018	0.03
2017(g)	0.03
Year Ended April 30:
2016	—
2015	—

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(f)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.

B-2

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	TN0920

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit www.meetingcenter.io/273559283 on September 10 at 2:00 p.m. Central Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NVTN2020.

Please detach at perforation before mailing.

NUVEEN TENNESSEE MUNICIPAL BOND FUND A SERIES OF NUVEEN MULTISTATE TRUST III SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”), a series of Nuveen Multistate Trust III, a Massachusetts business trust, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/273559283, on September 10, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NVTN2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Tennessee Municipal Bond Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NTM_31455_061120

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Tennessee Municipal Bond Fund

Special Meeting of Shareholders to Be Held Virtually on September 10, 2020.

The Proxy Statement/Prospectus for this meeting is available at

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.

To approve consolidation of the Target Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class C2 and Class I shares of beneficial interest of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

		☐	☐	☐
2.	To transact such other business as may properly come before the Special Meeting.
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 14, 2020

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN TENNESSEE MUNICIPAL BOND FUND

by

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 14, 2020, for use in connection with the special meeting of shareholders of Nuveen Tennessee Municipal Bond Fund (the “Target Fund”), a series of Nuveen Multistate Trust III, a Massachusetts business trust, to be held on September 10, 2020, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of Nuveen Municipal Trust, a Massachusetts business trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated July 31, 2019 (as filed July 29, 2019) (File Nos. 333-14725 and 811-07873), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The Target Fund’s Statement of Additional Information, dated September 30, 2019 (as filed September 27, 2019) (File Nos. 333-16611 and 811-07943), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Target Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information attached hereto as Appendix A is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on March 31, 2020.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended March  31, 2020 (as filed June 5, 2020) (File No. 811-07873) are incorporated herein by reference only insofar they relate to the Acquiring Fund. No other parts of the Acquiring Fund’s Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended May  31, 2019 (as filed August 8, 2019) (File No.  811-07943), and the unaudited financial statements contained in the Target Fund’s Semi-Annual Report for the semi-annual period ended November  30, 2019 (as filed February 7, 2020) (File No. 811-07943), are incorporated herein by reference only insofar as they relate to the Target Fund. No other parts of the Target Fund’s Annual or Semi-Annual Reports are incorporated by reference herein.

The date of this SAI is July 14, 2020.

APPENDIX A

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Reorganization. If the Target Fund does not obtain the requisite approvals or other closing conditions are not satisfied or waived, the closing will not occur. The pro forma financial information has been prepared in good faith based on information regarding the Target Fund and Acquiring Fund as of March 31, 2020. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Nuveen Tennessee Municipal Bond Fund (“Target Fund”)	Nuveen All-American Municipal Bond Fund (“Acquiring Fund”)	March 31, 2020

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are series of registered open-end management investment companies. The Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that the Target Fund will make tax basis net investment income distributions of $862,170 to its shareholders prior to the Reorganization. The pro forma information assumes that such distributions were reinvested in Target Fund shares using reinvestment rates of 87%, 92%, 87% and 91% for Class A, Class C, Class C2 and Class I shares, respectively, resulting in total cash distributions for the Target Fund of $100,272. The table below shows the shares that shareholders of the Target Fund would have received if the Reorganization had taken place on the period end date in Note 1.

Nuveen Tennessee Municipal Bond Fund (Target Fund) Share Class	Nuveen All-American Municipal Bond Fund (Acquiring Fund) Share Class	Nuveen All-American Municipal Bond Fund (Acquiring Fund) Shares Exchanged
Class A	Class A	19,897,826
Class C	Class C	1,407,288
Class C2	Class C2	1,961,808
Class I	Class I	9,403,036

A-1

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Nuveen Tennessee Municipal Bond Fund (Target Fund)	$376,086,994	March 31, 2020
Nuveen All-American Municipal Bond Fund (Acquiring Fund)	$5,600,416,150	March 31, 2020
Nuveen All-American Municipal Bond Fund Pro Forma	$5,976,162,872	March 31, 2020

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Target Fund in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen All-American Municipal Bond Fund Pro Forma Net Assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees(1)	$(482,514)	(0.01)%
Custodian fees(2)	(51,603)	(0.00	)%(3)
Shareholder reporting expenses(2)	(41,691)	(0.00	)%(3)
Professional fees(2)	(25,490)	(0.00	)%(3)
Other(2)	(3,745)	(0.00	)%(3)
Federal and state registration fees(2)	(371)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(605,414)	(0.01)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganization to the combined fund’s average net assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

A-2

Note 4—Reorganization Costs

The direct costs of the Reorganization will be allocated between the Funds based on the cost savings each Fund is projected to experience in the first year following the Reorganization as opposed to continuing to operate separately. The direct costs of the Reorganization is estimated to be $240,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Funds, up to their expected cost savings from the Reorganization. Based on projected cost savings to each Fund, the Target Fund is expected to bear all direct costs of the Reorganization, which are estimated to be $240,000 (or approximately $0.01 per share as of March 31, 2020). If the Reorganization is not approved or completed, Nuveen Fund Advisors will bear all costs of the Reorganization.

Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of March 31, 2020, the Target Fund would not have been required to dispose of any material portion of the securities of the Target Fund’s investment portfolio (i.e., less than 5%) in order to comply with the Acquiring Fund’s investment policies and restrictions or to better align the portfolios of the Funds.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of March 31, 2020, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund(1)	Acquiring Fund
Not subject to expiration
Short-Term	$684,803	$79,930,381
Long-Term	$495,438	$16,916,838

	$1,180,241	$96,847,219

(1)	A portion of the Target Fund’s capital loss carryforwards may be subject to limitations under the Code and related regulations upon the closing of the Reorganization.

A-3